Prospectus Supplement
John Hancock Variable Insurance Trust (the Trust)

Managed Volatility Moderate Portfolio (the fund)
Supplement dated March 26, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
The following information supplements and supersedes any information to the contrary relating to the fund contained in the Summary Prospectus.
At its meeting held on March 23-26, 2026, the Board of Trustees (the Board) of the Trust, of which Managed Volatility Moderate Portfolio (the Acquired Fund) is a series, voted to recommend that the shareholders of the Acquired Fund approve a reorganization of the Acquired Fund into Lifestyle Moderate Portfolio (the Acquiring Fund, and together with the Acquired Fund, the funds) (the Reorganization). The Acquiring Fund is also a series of the Trust. The Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. Shareholders of record as of August 6, 2026, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about October 7, 2026, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. The Acquiring Fund would assume all liabilities of the Acquired Fund. The corresponding shares of the Acquiring Fund would then be distributed to shareholders of the Acquired Fund, and the Acquired Fund would be terminated. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of business on or about October 30, 2026 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about August 27, 2026.
The Acquired Fund will remain open to purchases and redemptions until the Closing Date.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Acquired Fund.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Managed Volatility Moderate Portfolio or Lifestyle Moderate Portfolio, or to receive a free copy of the proxy statement and prospectus, when available, relating to the proposed shareholder vote, please call the appropriate phone number listed below. The proxy statement and prospectus contain important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the shareholder meeting. The proxy statement and prospectus will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement and prospectus carefully before voting or when considering whether to vote for the proposal.
For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts: (800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts: (800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts: (800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts: (800) 732-5543
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.